Exhibit 99.2
DTE Energy Company
Historical Operating Net Income
(Preliminary/Unaudited)
(in millions, except per share amounts)

	2004					2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2
Electric Utility	38	10	62	68	178	57	46
Gas Utility	57	(28)	(31)	26	24	58	(2)

Total Utilities	95	(18)	31	94	202	115	44

Power & Industrial Projects
Synfuels	41	54	51	47	193	65	18
Power Generation	(4)	(4)	(6)	(3)	(17)	(4)	(3)
All Other Projects	1	6	6	(1)	12	5	8
Corporate Overheads	(2)	(3)	(2)	(2)	(9)	—	(3)

Total Power & Industrial Projects	36	53	49	41	179	66	20

Fuel Transportation & Marketing
Coal Services	3	5	5	7	20	5	6
Midstream	3	4	4	6	17	8	5
Energy Trading and CoEnergy Portfolio	9	(7)	12	30	44	(22)	(7)
Corporate Overheads	(3)	(3)	(3)	(3)	(12)	(1)	(4)

Total Fuel Transportation & Marketing	12	(1)	18	40	69	(10)	—

Unconventional Gas Production	1	2	2	1	6	1	—

Corporate & Other	(10)	16	(8)	(27)	(29)	(11)	(27)

Total Net Income	134	52	92	149	427	161	37

Earnings Per Diluted Share	$0.79	$0.30	$0.53	$0.85	$2.46	$0.92	$0.21

Average Diluted Shares Outstanding	170	174	174	175	173	175	175

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

Q2 2004 Reported Earnings per Share	$0.20

Quarterly adjustment normalize the effective tax rate	0.08
Incremental non-recurring DTE2 project costs	0.02

Q2 2004 Operating Earnings per Share	$0.30

Electric Utility
Rate Relief	0.13
Weather	0.11
Economy	(0.03)
Electric Choice	0.03
Regulatory Deferrals	(0.07)
Merger Interest	0.06
Benefits	(0.05)
Other	0.02

Gas Utility
Rate Relief	0.04
Gas Margins	0.03
Merger Interest	0.03
Other	0.05

Non-Utility
Synfuel production	0.14
Mark-to-market loss on oil price hedges	(0.10)
Q2 deferred synfuel variable note payment	(0.26)
Power & Industrial projects (excl. synfuels)	0.03
Other

Holding Company (merger interest, gain on Plug Power in 2004)	(0.25)

Q2 2005 Operating Earnings per Share	$0.21

Quarterly adjustment normalize the effective tax rate	(0.05)
Incremental non-recurring DTE2 project costs	(0.03)
Mark to market adjustment on 2006 oil price options	0.06
Impact of disallowances from April 2005 MPSC gas order	(0.02)
Discontinued operations — gain on sale of Southern Missouri Gas Company	(0.01)
Discontinued operations — adjustment from the sale of Int’l Transmission Co.	0.01

Q2 2005 Reported Earnings per Share	$0.17

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	(Unaudited)
	June 30	December 31
	2005	2004
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$86	$56
Restricted cash	107	126
Accounts receivable Customer (less allowance for doubtful accounts of $138 and $129, respectively)	1,103	880
Accrued unbilled revenues	232	378
Other	470	383
Inventories
Fuel and gas	517	509
Materials and supplies	153	159
Assets from risk management and trading activities	361	296
Other	237	209

	3,266	2,996

Investments
Nuclear decommissioning trust funds	613	590
Other	563	558

	1,176	1,148

Property
Property, plant and equipment	18,118	18,011
Less accumulated depreciation and depletion	(7,619)	(7,520)

	10,499	10,491

Other Assets
Goodwill	2,064	2,067
Regulatory assets	2,132	2,119
Securitized regulatory assets	1,391	1,438
Notes receivable	488	529
Assets from risk management and trading activities	328	125
Prepaid pension assets	185	184
Other	212	200

	6,800	6,662

Total Assets	$21,741	$21,297

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	(Unaudited)
	June 30	December 31
	2005	2004
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$979	$892
Accrued interest	117	111
Dividends payable	90	90
Accrued payroll	24	33
Income taxes	—	16
Short-term borrowings	494	403
Gas inventory equalization	116	—
Current portion of long-term debt, including capital leases	885	514
Liabilities from risk management and trading activities	460	369
Other	601	581

	3,766	3,009

Other Liabilities
Deferred income taxes	1,169	1,124
Regulatory liabilities	831	817
Asset retirement obligations	943	916
Unamortized investment tax credit	137	143
Liabilities from risk management and trading activities	450	224
Liabilities from transportation and storage contracts	368	387
Accrued pension liability	313	265
Deferred gains from asset sales	357	414
Minority interest	120	132
Nuclear decommissioning	80	77
Other	774	635

	5,542	5,134

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,122	5,673
Securitization bonds	1,345	1,400
Equity-linked securities	172	178
Trust preferred-linked securities	289	289
Capital lease obligations	61	66

	6,989	7,606

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 174,159,338 and 174,209,034 shares issued and outstanding, respectively	3,307	3,323
Retained earnings	2,355	2,383
Accumulated other comprehensive loss	(218)	(158)

	5,444	5,548

Total Liabilities and Shareholders’ Equity	$21,741	$21,297

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Six Months Ended
	June 30
	2005	2004
(in Millions)
Operating Activities
Net Income	$151	$225
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	424	346
Deferred income taxes	65	112
Gain on sale of interests in synfuel projects	(100)	(106)
Loss (gain) on sale of assets, net	3	(24)
Partners’ share of synfuel project losses	(149)	(87)
Contributions from synfuel partners	113	36
Changes in assets and liabilities, exclusive of changes shown separately	172	17

Net cash from operating activities	679	519

Investing Activities
Plant and equipment expenditures — utility	(372)	(363)
Plant and equipment expenditures — non-utility	(58)	(33)
Proceeds from sale of interests in synfuel projects	145	88
Proceeds from sale of other assets	18	59
Restricted cash for debt redemptions	19	10
Other investments	(56)	(74)

Net cash used for investing activities	(304)	(313)

Financing Activities
Issuance of long-term debt	395	418
Redemption of long-term debt	(639)	(565)
Short-term borrowings, net	91	120
Issuance of common stock	—	21
Repurchase of common stock	(11)	—
Dividends on common stock	(179)	(176)
Other	(2)	(3)

Net cash used for financing activities	(345)	(185)

Net Increase in Cash and Cash Equivalents	30	21
Cash and Cash Equivalents at Beginning of the Period	56	54

Cash and Cash Equivalents at End of the Period	$86	$75

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2005	2004	2005	2004

Operating Revenues	$1,035	$835	$2,025	$1,721

Operating Expenses
Fuel and purchased power	343	200	644	416
Operation and maintenance	330	359	651	702
Depreciation and amortization	160	122	310	236
Taxes other than income	63	62	132	130

	896	743	1,737	1,484

Operating Income	139	92	288	237

Other (Income) and Deductions
Interest expense	69	71	133	143
Interest income	—	—	(1)	—
Other income	(18)	(15)	(30)	(30)
Other expenses	24	23	42	45

	75	79	144	158

Income Before Income Taxes	64	13	144	79

Income Tax Provision	21	5	46	27

Reported Earnings	43	8	98	52

Adjustments
Stranded Cost adjustment	—	—	—	(7)
Incremental non-recurring DTE2 project costs	3	2	5	4
Effective tax rate normalization	—	—	—	(1)

Operating Earnings	$46	$10	$103	$48

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2005	2004	2005	2004

Operating Revenues	$261	$271	$1,095	$986

Operating Expenses
Cost of gas	131	161	758	649
Operation and maintenance	96	108	215	205
Depreciation, depletion and amortization	24	26	50	53
Taxes other than income	13	13	26	25
Asset (gains) and losses, net	—	—	48	(2)

	264	308	1,097	930

Operating Income (Loss)	(3)	(37)	(2)	56

Other (Income) and Deductions
Interest expense	13	13	28	27
Interest income	(3)	(3)	(5)	(5)
Other	—	—	—	(1)

	10	10	23	23

Income (Loss) Before Income Taxes	(13)	(47)	(25)	33
Income Tax Provision (Benefit)	37	(10)	38	—

Reported Earnings	(50)	(37)	(63)	33

Adjustments
Incremental non-recurring DTE2 project costs	2	1	2	3
April 2005 MPSC gas orders	4	—	65	—
Effective tax rate normalization	43	9	51	(7)

Operating Earnings	$(1)	$(27)	$55	$29

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of June 30, 2005
($ millions)

short-term borrowings	$494
current portion LTD & cap leases	885
long-term debt	5,122
securitization bonds	1,345
capital leases	61
less MichCon short-term debt	—
less securitization debt, including current portion	(1,446)

Total debt	$6,461

Trust preferred	$289
Mandatory convertible	172

Total preferred/ other	$461

Equity	$5,444

Total capitalization	$12,366

Debt	52.3%
Preferred stock	3.7%
Common shareholders’ equity	44.0%

Total	100.0%

Sales Analysis — Q2 2005
Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2005		Q2 2004	% Change

Residential	3,766		3,472	8%
Commercial	3,820		3,049	25%
Industrial	3,024		2,810	8%
Other	646		656	-2%

	11,256		9,987	13%
Interconnection	1,142	*	1,026	11%
Choice**	1,996		2,480	-20%

TOTAL SALES	14,393		13,493	7%

*	Estimated due to MISO startup

**	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2005	Q2 2004	% Change

Residential	338,297	309,485	9%
Commercial	326,309	257,378	27%
Industrial	166,384	135,628	23%
Other	30,730	30,531	1%

	861,720	733,022	18%
Interconnection	76,490	39,614	93%
Choice*	39,180	46,937	-17%

TOTAL REVENUES	977,390	819,573	19%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q2 2005	Q2 2004	% Change

Residential	16,509,131	17,721,665	-7%
Commercial	5,017,774	5,666,174	-11%
Industrial	306,601	(947,171)	n/m

	21,833,506	22,440,668	-3%
End User Transportation*	32,628,790	29,160,337	12%

TOTAL SALES	54,462,296	51,601,005	6%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q2 2005	Q2 2004	% Change

Residential	185,175	146,783	26%
Commercial	54,235	44,812	21%
Industrial	3,082	(6,674)	n/m

	242,492	184,921	31%
End User Transportation*	27,861	25,136	11%

TOTAL REVENUES	270,353	210,057	29%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service area

	Q2 2005	Q2 2004	% Change

Actuals	301	171	76%
Normal	193	193

Deviation from normal	56%	-11%
Heating Degree Days
MichCon service area

	Q2 2005	Q2 2004	% Change

Actuals	757	766	-1%
Normal*	860	888

Deviation from normal	-12%	-14%

*	2005 data based on 30-year average, 2004 data based on 10-year average